Exhibit 32.1

CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of eXegenics Inc. (the “Company”) on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David E. Riggs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID E. RIGGS

David E. Riggs
President and Chief Executive Officer
(Principal Executive Officer)

April 2, 2004

A signed original of this written statement required by Section 906 has been provided to eXegenics Inc. and will be retained by eXegenics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.